                                                         Exhibit No. EX-23.g.1.e

                            GLOBAL CUSTODY AGREEMENT
                                     BETWEEN
                             JPMORGAN CHASE BANK AND
                        GARTMORE VARIABLE INSURANCE TRUST

                            Amended December 7, 2006
                          to be effective May 1, 2007*

Fund Name
Gartmore GVIT Nationwide Fund (formerly Gartmore GVIT Total Return Fund)
Gartmore GVIT Growth Fund
Gartmore GVIT Government Bond Fund
Gartmore GVIT Money Market Fund
Gartmore GVIT Money Market Fund II
Gartmore GVIT Worldwide Leaders Fund
J.P. Morgan GVIT Balanced Fund
Van Kampen GVIT Comstock Value Fund
Van Kampen GVIT Multi Sector Bond Fund
Federated GVIT High Income Bond Fund
Gartmore GVIT Mid Cap Growth Fund
GVIT Mid Cap Index Fund (formerly Dreyfus GVIT Mid Cap Index Fund)
GVIT Small Cap Growth Fund
GVIT Small Company Fund
GVIT Small Cap Value Fund
Gartmore GVIT Global Technology and Communications Fund
Gartmore GVIT Global Health Sciences Fund
Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT Emerging Markets Fund
Gartmore GVIT International Growth Fund
Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Global Utilities Fund
Gartmore GVIT Global Financial Services Fund
Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Investor Destinations Moderately Aggressive Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund
Dreyfus GVIT International Value Fund
GVIT S&P 500 Index Fund
Gartmore GVIT Developing Markets Fund

                            GLOBAL CUSTODY AGREEMENT
                                     BETWEEN
                             JPMORGAN CHASE BANK AND
                        GARTMORE VARIABLE INSURANCE TRUST
                            Amended December 7, 2006
                           to be effective May 1, 2007*
                                     Page 2

Fund Name
American Funds GVIT Growth Fund
American Funds GVIT Global Growth Fund
American Funds GVIT Asset Allocation Fund
American Funds GVIT Bond Fund
American Funds GVIT Growth and Income Fund
GVIT Bond Index Fund
GVIT International Index Fund
GVIT Small Cap Index Fund
GVIT Enhanced Income Fund

*    As most recently  approved at the December 7, 2006 Board Meeting to add the
     American Funds GVIT Growth and Income Fund.